SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement                   [ ]  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         The European Warrant Fund, Inc.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 8, 2004

To the Stockholders of
The European Warrant Fund, Inc.

      Notice is hereby given that the annual meeting of stockholders of The European Warrant Fund, Inc., a Maryland corporation, ("Fund") will be held on July 8, 2004 at 9:00 a.m. EDT, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, NY 10017, for the following purposes:

      1.  To elect three Directors of the Fund; and

      2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Please note that on June 3, 2004, stockholders approved the conversion of the Fund from a closed-end investment company to an open-end investment company. It is expected that the conversion will occur prior to the Annual Meeting. After the conversion, the Fund will be known as the Julius Baer Global Equity Fund Inc.

      The Board of Directors of the Fund has fixed the close of business on May 31, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,

                                             /s/ Craig M. Giunta
                                             CRAIG M. GIUNTA
                                             SECRETARY
June 4, 2004


STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, STOCKHOLDERS WHOSE SHARES ARE HELD IN "STREET NAME" MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS
      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3.  Other Accounts:  The capacity of the individual signing the proxy card
          should  be   indicated   unless  it  is   reflected  in  the  form  of
          registration. For example:

                 REGISTRATION                                             VALID SIGNATURE
                 ------------                                             ---------------
      CORPORATE ACCOUNTS
      (1) ABC Corp. ..................................................    ABC Corp.
      (2) ABC Corp. ..................................................    John Doe, Treasurer
      (3) ABC Corp.
          c/o John Doe, Treasurer ....................................    John Doe
      (4) ABC Corp. Profit Sharing Plan ..............................    John Doe, Trustee

      TRUST ACCOUNTS
      (1) ABC Trust ..................................................    Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d 12/28/78 ........................    Jane B. Doe

      CUSTODIAN OR ESTATE ACCOUNTS
      (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA .........    John B. Smith
      (2) John B. Smith ..............................................    John B. Smith, Jr., Executor

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 8, 2004


                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The European Warrant Fund, Inc. ("Fund") for use at its annual meeting of stockholders to be held on July 8, 2004 at 9:00 a.m. EDT, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, NY 10017, and at any adjournments and postponements thereof (collectively, the "Annual Meeting"). A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement.

      At the Annual Meeting, stockholders will be asked to consider and vote on the following:

      1.  The election of three Directors of the Fund; and

      2. The transaction of such other business as may properly come before the Annual Meeting.

      Please note that on June 3, 2004, stockholders approved the conversion of the Fund from a closed-end investment company to an open-end investment company. It is expected that the conversion will occur prior to the Annual Meeting. After the conversion, the Fund will be known as the Julius Baer Global Equity Fund Inc.

SOLICITATION OF PROXIES AND VOTING INFORMATION

      The Board is soliciting votes from stockholders of the Fund with respect to the election of Directors as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders is June 7, 2004. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General Information."

      The Board has set the close of business on May 31, 2004, as the record date (the "Record Date"), and only stockholders of record who owned shares of the Fund on the Record Date will be entitled to vote at the Annual Meeting. If you do not expect to attend the Annual Meeting, please sign and promptly return the proxy card in the enclosed self-addressed envelope or if your shares are held in "street name" you may also vote by telephone or through the internet as indicated in the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR the election of all nominees for Director listed in this Proxy Statement. Additional information regarding outstanding shares, voting and attending the Annual
Meeting  is  included  at  the  end  of  this  Proxy   Statement  under  "Voting
Information."

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Stockholders are being asked to elect three (3) of the seven (7) Directors of the Fund. The Board is divided into three classes, designated as Class I, Class II and Class III. Each year the term of office of one class expires. At the Annual Meeting, the election of Antoine Bernheim and Martin Vogel as Class I Directors is proposed. Each Class I Director is to hold office for a period of three years, and until his successor is elected and qualified. Messrs. Bernheim and Vogel currently serve as Directors of the Fund and have consented to continue to serve as Directors of the Fund if elected at the Annual Meeting. It is also proposed that Michael K. Quain be elected as a Class III Director. Mr. Quain is replacing Mr. Spilko, a Class III Director, who is retiring no later than December 31, 2004. Mr. Quain and Mr. Spilko will serve concurrently until Mr. Spilko's retirement. Mr. Quain is proposed to be elected as a Class III Director so that, upon Mr. Spilko's retirement, there will be an equal number of Directors in each class. Mr. Quain, if elected, will hold office for a period of two years until the election of Class III Directors. Mr. Quain has consented to serve as a Director of the Fund if elected at the Annual Meeting. If any nominee should be unable to serve, an event not now anticipated, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board.

      Any Director may resign and any Director may be removed at any annual or special meeting of stockholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Directors may fill such vacancy by appointing another Director. If, at any time, less than a majority of the Directors holding office have been elected by the stockholders, the Directors then in office will call a stockholders meeting for the purpose of electing Directors to fill any existing vacancies in the Board. Under the Fund's retirement policy, Directors must retire upon reaching age 75.

INFORMATION ABOUT THE NOMINEES AND CONTINUING DIRECTORS

      Set forth below is certain information regarding the nominees and the Directors who will continue in office. Nominees and Directors who are not "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") are referred to as Independent Nominees and Directors, respectively, and the nominees and Directors who are "interested persons" of the Fund as defined in the 1940 Act are referred to as Interested Nominees and Directors, respectively. The Fund complex includes the Fund and the three portfolios of the Julius Baer Investment Funds. Julius Baer Investment Management LLC ("JBIM") (formerly, Julius Baer Investment Management, Inc.), the investment adviser to Julius Baer Investment Funds, is an affiliate of Julius Baer Securities Inc., the current investment adviser to the Fund ("Julius Baer Securities" or the "Adviser"). JBIM will become the investment adviser to the Fund upon the conversion of the Fund from a closed-end investment company to and open-end fund, expected to occur in early July 2004.

INDEPENDENT NOMINEE

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                              FUND          OTHER
                                                                            COMPLEX     DIRECTORSHIPS
                POSITION(S)  LENGTH OF                                    OVERSEEN BY      HELD BY
NAME, AGE        HELD WITH     TIME        PRINCIPAL OCCUPATION(S)        NOMINEE FOR    NOMINEE FOR
AND ADDRESS        FUND       SERVED         DURING PAST 5 YEARS           DIRECTOR       DIRECTOR
--------------   ----------   --------   ----------------------------     ------------   ------------
Antoine          Director,    Since      o President, Dome Capital              1        None
Bernheim (49)    Class I      1990         Management Inc.
330 Madison                                (investment firm);
Avenue                                     Chairman, Dome
New York,                                  Securities Corp.
NY 10017


INTERESTED NOMINEES
                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                              FUND          OTHER
                                                                            COMPLEX     DIRECTORSHIPS
                POSITION(S)  LENGTH OF                                    OVERSEEN BY      HELD BY
NAME, AGE        HELD WITH      TIME       PRINCIPAL OCCUPATION(S)        NOMINEE FOR    NOMINEE FOR
AND ADDRESS        FUND       SERVED         DURING PAST 5 YEARS           DIRECTOR       DIRECTOR
--------------   ----------   --------   ----------------------------     ------------   ------------
Michael K.       President    Since      o First Vice President of Julius       1        None
Quain(1) (45)    and Chief    1997         Baer Investment Management
330 Madison      Executive                 LLC (since August 2002);
Avenue,          Officer                   First Vice President of Julius
New York,                                  Baer Securities Inc.; First Vice
NY 10017                                   President, Bank Julius Baer
                                           & Co., Ltd. New York Branch
                                           (1998-2002); President and
                                           Chief Executive Officer of
                                           Julius Baer Investment Funds
                                           (1998-present).

Martin           Director,    Since      o Head of Management and Asset         4        Julius Baer
Vogel(2) (40)    Class I      1997         Pooling, Julius Baer Holdings                 Investment
Julius Baer                                Ltd. (2001 to present)                        Funds
Investment
Funds Services
Freighutstrasse 12
Zurich,
Switzerland

-----------------
(1) Mr. Quain is considered to be "interested" because of his position with the Adviser and with JBIM and Bank Julius Baer & Co., Ltd, affiliates of the Advisor.

(2) Mr. Vogel is considered to be "interested" because of his position with Julius Baer Holdings, Ltd., an affiliate of the Adviser.

INDEPENDENT DIRECTORS

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                              FUND
                  POSITION     LENGTH                                       COMPLEX         OTHER
NAME, AGE        HELD WITH     OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN BY   DIRECTORSHIPS
AND ADDRESS       THE FUND     SERVED       DURING PAST FIVE YEARS          DIRECTOR         HELD
--------------   ----------   --------   ----------------------------     ------------   -------------
Robert S.        Director,    Since      o Partner, Matthews & Co.              4        Julius Baer
Matthews (59)    Class II     2002         (certified public accountants)                Investment
330 Madison                                                                              Funds
Avenue
New York,
New York
10017

Thomas J.        Director,    Since      o President, Cornerstone               1        None
Gibbons(1), (56) Class II(2)  1993         Associates Management
330 Madison                                (Consulting Firm)
Avenue
New York,
NY 10017

Harvey B.        Director,    Since      o Controller (Chief Financial          4        Julius Baer
Kaplan (66)      Class III    1990         Officer), Easter Unlimited, Inc.              Investment
80 Voice Road                              (toy company)                                 Funds
Carle Place,
New York 11514

-----------------
(1) Mr. Gibbons served as a Class III Director from 1993 to 2001 and as a Class II Director since 2001.


INTERESTED DIRECTORS
                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                              FUND
                  POSITION     LENGTH                                       COMPLEX         OTHER
NAME, AGE        HELD WITH    OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN BY   DIRECTORSHIPS
AND ADDRESS       THE FUND     SERVED       DURING PAST FIVE YEARS          DIRECTOR         HELD
--------------   ----------   --------   ----------------------------     ------------  -------------
Bernard          Chairman     Since      o General Manager and Senior           4        Julius Baer
Spilko(1) (62)   of Board     1993         Vice President of Bank Julius                 Investment
Bank Julius      & Director,               Baer & Co., Ltd., New York                    Funds
Baer & Co.,      Class III                 Branch, 1998 to present
Ltd.                                     o Managing Director of
330 Madison                                Julius Baer Securities Inc.,
Avenue                                     1983 to present
New York,
NY 10017

-----------------

(1) Mr. Spilko is considered to be "interested," as defined in the 1940 Act, because of his position with the Adviser, and with Bank Julius Baer & Co., Ltd., an affiliate of the Adviser.

FUND SHARE OWNERSHIP OF THE NOMINEES AND DIRECTORS

      The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and Director in the Fund and in all funds in the Fund Family as of the Record Date. For purposes of this Proxy Statement, "Fund Family" means the Fund and the three series of the Julius Baer Investment Funds. Information regarding share ownership is based upon information provided by each Nominee and Director.

INTERESTED NOMINEES AND DIRECTORS                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED
    NAME OF NOMINEE                 DOLLAR RANGE OF                   INVESTMENT COMPANIES OVERSEEN
      OR DIRECTOR             EQUITY SECURITIES IN THE FUND            BY DIRECTOR IN FUND FAMILY
  ------------------          ---------------------------           -------------------------------
Bernard Spilko                         $1-$10,000                              $1-$10,000
Michael K. Quain                       $1-$10,000                           $50,001-$100,000
Martin Vogel                              None                                    None


INDEPENDENT NOMINEE AND DIRECTORS                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL REGISTERED
    NAME OF NOMINEE                 DOLLAR RANGE OF                   INVESTMENT COMPANIES OVERSEEN
      OR DIRECTOR             EQUITY SECURITIES IN THE FUND            BY DIRECTOR IN FUND FAMILY
  ------------------          ---------------------------           -------------------------------
Harvey B. Kaplan                       $1-$10,000                              $1-$10,000
Antoine Bernheim                          None                                    None
Thomas J. Gibbons                         None                                    None
Robert S. Matthews                        None                                    None

      As of the Record Date, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares. The Board held five meetings during the fiscal year ended March 31, 2004. All of the Directors attended at least 75% of the Board meetings. All of the Directors, except Mr. Bernheim, attended at least 75% of the Committee meetings of which they were members.

      The following table lists the compensation paid to each of the Directors by both the Fund and the Fund Complex during the Fund's fiscal year ended March 31, 2004. For purposes of this table the term "Fund Complex" includes the Fund and the three series of the Julius Baer Investment Funds. Messrs. Spilko and Vogel are Interested Directors and therefore did not receive compensation from either the Fund or the Fund complex. The Fund has no retirement or pension plan for its Directors or officers.

                               COMPENSATION TABLE

                                           AGGREGATE        TOTAL COMPENSATION
                                         COMPENSATION      FROM THE FUND AND THE
          NAME                          FROM THE FUND          FUND COMPLEX
          ----                          -------------      ---------------------
          Antoine Bernheim ..............  $ 9,000                $ 9,000
          Thomas J. Gibbons .............    9,000                  9,000
          Harvey B. Kaplan ..............    9,000                 33,000
          Robert S. Matthews ............    9,000                 33,000
                                           -------                -------
                    Total ...............  $36,000                $84,000
                                           =======                =======
COMMITTEES OF THE BOARD

      The Board has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Independent Directors of the Fund. Currently, Messrs. Bernheim, Matthews, Gibbons and Kaplan comprise the Audit Committee and the Nominating Committee.

      NOMINATING COMMITTEE: All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of the Fund. The Nominating Committee makes nominations for Independent Directors, reviews committee assignments and reviews compensation matters. The Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by stockholders, and presents recommendations to the Board of Directors. The Nominating Committee evaluates the candidates' qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Fund's investment adviser and other principal service providers. The minimum qualifications and standards that the Fund seeks for Director nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles. The Nominating Committee had one meeting during the fiscal year ended March 31, 2004. The Nominating Committee has a charter, a copy of which was included as an exhibit to the Fund's proxy statement, dated February 11, 2004.

      Nominees recommended by stockholders will be considered by the Nominating Committee. Recommendations should be submitted in writing to the Secretary of the Fund. Any stockholder recommendation of Director candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act") to be considered by the Nominating Committee. In evaluating a candidate recommended by a stockholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders.

      AUDIT COMMITTEE: The Audit Committee, pursuant to the Audit Committee Charter adopted by the Board (included as an exhibit to the Fund's proxy statement dated May 21, 2003): (1) recommends to the Board auditors to be retained for the next fiscal year; meets with the Fund's independent auditors as necessary; (2) considers the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (3) reviews the fees charged by the auditors for audit and non-audit services; (4) investigates improprieties or suspected improprieties in the Fund's operations; (5) reviews the findings of Securities and Exchange Commission ("SEC") examinations and consults with the Adviser on appropriate responses; and (6) reports its activities to the full Board on a regular basis and makes such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee had four meetings during the fiscal year ended March 31, 2004. Each member of the Audit Committee is independent, as defined in the applicable listing standards of the New York Stock Exchange.

BOARD RECOMMENDATION

      The Board of Directors unanimously recommends that stockholders vote "FOR" the election of each nominee.

                               GENERAL INFORMATION

ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION

      Proxy solicitations will be made, beginning on or about June 4, 2004, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund, the Adviser and Investors Bank & Trust Company, the custodian and administrator of the Fund.

      In addition, the Fund has engaged D.F. King & Co., Inc. to solicit proxies on behalf of the Fund's Board for a fee not to exceed $3,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

REPORT TO STOCKHOLDERS

      The Fund's Annual Report to stockholders for the fiscal year ended March 31, 2004, which contains audited financial statements, was previously sent to stockholders. An additional copy may be obtained without charge by calling 1-800-387-6977 or mailing a request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, P.O. Box 9130, MFD-23, Boston, MA 02117-9130.

INFORMATION ABOUT SERVICE PROVIDERS

      ADVISER. Julius Baer Securities located at 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to the Fund. Upon the conversion of the Fund to an open-end fund, JBIM will become the Fund's investment adviser.

      DISTRIBUTOR. Upon the conversion of the Fund to an open-end fund, Quasar Distribution Services, LLC, located at 615 E. Michigan Street, Milwaukee, WI 53202, will become the distributor of the Fund's shares.

      CUSTODIAN AND  ADMINISTRATOR.  Investors Bank & Trust Company,  located at
200  Clarendon  Street,   Boston,   MA  02116,   serves  as  the  custodian  and
administrator for the Fund.

      PROXY SOLICITOR. D.F. King & Co., Inc., located at 48 Wall Street, New York, NY 10005, serves as the proxy solicitor.

OWNERSHIP OF SHARES

      According to information filed with the SEC, the persons shown on EXHIBIT 1 to this Proxy Statement were the beneficial owners of more than 5% of the Fund's outstanding shares as of the Record Date.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      Stockholders intending to present a proposal at the 2005 annual meeting or to nominate a person for election as a Director, must comply with the requirements set forth in the Article 2.5 of the by-laws of the Fund. The Fund's by-laws require, among other things, that the Secretary of the Fund receive written notice from the record stockholder of intent to present such proposal or nomination no less than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received no less than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made. The notice must contain the information required by the Fund's by-laws, a copy of which is available upon written request to the Secretary of the Fund, The European Warrant Fund, Inc., 330 Madison Avenue, Floor 12A, New York, NY 10017.

      There are additional requirements regarding proposals of stockholders, and any stockholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

      Stockholders who wish to communicate with the Board or individual Directors should write to the Board of Directors or the particular Director in care of the Fund, at the offices of the Fund. All communications will be forwarded directly to the Board of Directors or the individual Director.

      Stockholders also have an opportunity to communicate with the Board of Directors at stockholder meetings. The Fund does not have a policy requiring Directors to attend stockholder meetings. However, annual stockholder meetings are generally scheduled to coincide with a regular meeting of the Board in order to facilitate Director attendance. All Directors of the Fund attended the Fund's special meeting of stockholders, on March 24, 2004. Due to logistical difficulties, no Directors attended the annual stockholder meeting held in June 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's executive officers and Directors, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc., and the Fund. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its Directors, officers and greater than ten percent owners were complied with during the fiscal year ended March 31, 2004.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

      The Board does not intend to present any other business at the Annual Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

OFFICERS OF THE FUND

      The officers of the Fund are listed below except for Mr. Spilko, the Chairman of the Board, and Mr. Quain, President and Chief Executive Officer, for whom information is provided in above under "Information about the Nominees and Continuing Directors." The term of office for each officer is one year. Messrs. Reinmuth and Froelich will continue in office until the conversion of the Fund to an open-end fund.

----------------------------------------------------------------------------------------------------------------------------
                                   POSITION(S)            LENGTH OF                 PRINCIPAL OCCUPATION(S)
  NAME, AGE AND ADDRESS           HELD WITH FUND          TIME SERVED               DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
   Peter Reinmuth (34)          Vice President and        Since 1999         o   Vice President of Investments, Julius
   BradschenKestrasse 40,       Investment Officer                               Baer Securities Inc.
   Postfach CH-8010
   Zurich, Switzerland
----------------------------------------------------------------------------------------------------------------------------
   Stefan Froelich (31)         Vice President            Since 2002         o   Assistant Vice President, Julius
   BradschenKestrasse 40                                                         Baer Securities Inc. (2002 - present)
   Postfach CH-8010                                                          o   Consultant, the Envico AG,
   Zurich, Switzerland                                                           Zurich, Switzerland (1998 - 2002)
----------------------------------------------------------------------------------------------------------------------------
   Denise Downey (42)           Vice President            Since 1995         o   First Vice President, Director,
   330 Madison Avenue                                                            Institutional Investments (2002 - present)
   New York, NY 10017                                                        o   First Vice President, Head of Product
                                                                                 Development, Bank Julius Baer
                                                                                 (2001 - 2002)
                                                                             o   Vice President, Deputy Chief Investment
                                                                                 Officer, Bank Julius Baer (1995 - 2001)
                                                                             o   Vice President, Senior Portfolio Manager,
                                                                                 Bankers Trust Company (1986 - 1995)
----------------------------------------------------------------------------------------------------------------------------
   Craig M. Giunta (31)         Secretary, Treasurer      Secretary and      o   Vice President, Julius Baer
   330 Madison Avenue           and Chief Financial       Treasurer -            Investment Management, Inc.
   New York, NY 10017           Officer                   Since 2001             (2002 - present)
                                                          Chief Financial    o   Vice President, Bank Julius Baer
                                                          Officer - Since        & Co., Ltd. New York Branch
                                                          2003                   (2001 - 2002)
                                                                             o   Supervisor of Fund Accounting,
                                                                                 Neuberger Berman LLC. (1994 - 2001)
                                                                             o   Secretary, Treasurer (since 2001) and
                                                                                 Chief Financial Officer (since 2003)
                                                                                 the Julius Baer Investment Funds
----------------------------------------------------------------------------------------------------------------------------
   Cynthia J. Surprise (57)     Assistant Secretary       Since 1999         o   Director and Counsel, Investors Bank
   200 Clarendon Street                                                          & Trust Company (1999 - present)
   Boston, MA 02116                                                          o   Vice President, State Street Bank and
                                                                                 Trust Company (1994 - 1999)
----------------------------------------------------------------------------------------------------------------------------
   Victoria McFarlane (37)      Assistant Treasurer       Since 2003         o   Director, Investors Bank & Trust
   200 Clarendon Street                                                          Company (2002 - present)
   Boston, MA 02116                                                          o   Manager/Assistant Vice President of
                                                                                 Fund Treasury for MFS Investment
                                                                                 Services (1997 - 2002)
----------------------------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS

      KPMG LLP ("KPMG") has served as the Fund's independent auditors since the Fund's inception. KPMG has extensive experience in investment company accounting and auditing and performs various audit and tax services for the Fund. Such services include an annual audit of the Fund's financial statements, review of certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Fund's Board. The financial statements included in the most recent Annual Report to the Fund's stockholders have been examined by KPMG.

      For services rendered to the Fund or the Adviser for the fiscal years ended March 31, 2004 and March 31, 2003, KPMG received the following fees, all of which were approved by the Audit Committee:

AUDIT FEES

      For audit services rendered to the Fund for the fiscal years ended March 31, 2004 and March 31, 2003, including fees billed for professional services rendered for the audit of the Fund's annual financial statements, KPMG received a fee of $30,000 and $41,500, respectively.

AUDIT-RELATED FEES

      KPMG received no audit-related fees for the fiscal years ended March 31, 2004 and March 31, 2003.

TAX FEES

     The aggregate fees for professional services rendered by KPMG for tax compliance for each of the fiscal years ended March 31, 2004 and March 31, 2003 were $4,500.

ALL OTHER FEES

      KPMG received a fee of $13,500 for the fiscal year ended March 31, 2004 in connection with assisting management in documenting their controls over financial reporting, tax consulting and the review of the fair value procedures. There were no other fees billed for fiscal year ended March 31, 2003.

      The aggregate non-audit fees billed by KPMG to the Fund for the fiscal years ending March 31, 2004 and March 31, 2003 were $18,000 and $4,500, respectively. The aggregate non-audit fees billed by KPMG and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund for the fiscal years ended March 31, 2004 and March 31, 2003 were $0 and $0, respectively.

      The Audit Committee has authorized the Chairman of the Audit Committee to pre-approve audit and non-audit services. For the fiscal years ending March 31, 2004 and March 31, 2003, the Audit Committee pre-approved all such services.

AUDIT COMMITTEE REPORT

      The Audit Committee has discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received from KPMG the written statements required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG the matter of the firm's independence. The Audit Committee has reviewed and discussed the audited financial statements with management. Based on such reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended March 31, 2004 for filing with the SEC.

      The Audit Committee also has considered whether the provision of non-audit services by KPMG to the Fund, Julius Baer Securities, and all entities controlling, controlled by, or under common control with Julius Baer Securities that provide services to the Fund, is compatible with the maintenance of the independent accountants' continued independence. KPMG has represented to the Fund that KPMG and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants. Based on these statements and discussions, the Audit Committee approved the selection of KPMG as independent accountants for the Fund for the fiscal year ended March 31, 2005. It is expected that the Board will ratify this selection at its Board meeting on June 23, 2004. Representatives from KPMG will not be present at the Annual Meeting, but have been given the opportunity to make a statement should they desire to do so and will be available to answer questions.

THE AUDIT COMMITTEE

      The Audit Committee is comprised of the following  Independent  Directors:
Antoine Bernheim, Thomas J. Gibbons, Harvey B. Kaplan and Robert S. Matthews.

                               VOTING INFORMATION

RECORD DATE

      The Fund has one class of common stock, which has a par value of $.001 per share. On the Record Date, there were 14,585,366.037 shares outstanding. Each share outstanding on the Record Date is entitled to one vote on all matters submitted to stockholders at the Annual Meeting, with pro rata voting rights for any fractional shares.

VOTE REQUIRED

      With respect to Proposal 1, nominees for Director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting if a quorum exists will be elected.

VOTING INSTRUCTIONS FOR SHARES HELD IN NAME OF STOCKHOLDER

      Any stockholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the stockholder's instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the election of the nominees. Any stockholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote.

VOTING INSTRUCTIONS FOR SHARES HELD IN "STREET NAME"

      Any stockholder holding shares through a broker may vote his or her proxy through the mail, telephone or internet, as described in the enclosed proxy card. Any stockholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the stockholder must bring a letter from the nominee indicating that the stockholder is the beneficial owner of the shares on the Record Date and authorizing the stockholder to vote.

REVOKING A PROXY

      Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person at the annual meeting, or by letter revoking the proxy to the Secretary of the Fund. Presence at the Annual Meeting ALONE does not revoke a previous properly given proxy.

QUORUM; ADJOURNMENT

      A quorum of stockholders is necessary to take action at the Annual Meeting. Under the by-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting. The failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expenses.

      Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a stockholder's shares in its name, the Fund expects that the broker will be entitled to vote those shares on election of nominees even if the broker has not received instructions from the stockholder. A "broker non-vote" occurs when a broker has not received voting instructions from a stockholder and is barred from voting the shares without stockholder instructions because the proposal is non-routine. Because the election of nominees is considered routine, the Fund does not expect to receive any broker non-votes. Broker non-votes, if any, and votes withheld will count as present for establishing a quorum.

      In the event that a quorum is not present at the Annual Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies which they are entitled to vote FOR the election of any nominee in favor of such an adjournment and will vote those proxies required to WITHHOLD on any nominee against any such adjournment. Broker non-votes will have no effect on the outcome of a vote on adjournment. A stockholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A STOCKHOLDER HOLDING SHARES IN "STREET NAME" MAY ALSO VOTE HIS OR HER PROXY BY TELEPHONE OR THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARD.

                                    EXHIBIT 1

                              BENEFICIAL OWNERSHIP

NAME OF BENEFICIAL OWNER       NUMBER OF SHARES         PERCENTAGE OF SHARES

Lazard Freres & Co. LLC           1,185,847                     8.10%
30 Rockefeller Plaza
New York, NY 10020

City of London Investment           917,000                     6.28%
Group PLC
10 Eastcheap
London EC3M 1lX
England

                      [This Page Intentionally Left Blank]